Exhibit 99.2

INVESTOR PRESENTATION January 19, 2022 TICKER: BFC (NASDAQ)

Legal Disclosure

Forward looking Statements

This presentation contains "forward-looking statements" as defined in the Private Securities Litigation Reform Act of 1995. In general, forward-looking statements usually use words such as "may," "believe," "expect," "anticipate," "intend," "should," "plan," "estimate," "predict," "continue" and "potential" or the negative of these terms or other comparable terminology, including statements related to the expected timing of the closing of the merger, the expected returns and other benefits of the merger to shareholders, expected improvement in operating efficiency resulting from the merger, estimated expense reductions resulting from the transactions and the timing of achievement of such reductions, the impact on and timing of the recovery of the impact on tangible book value, and the effect of the merger on Bank First Corporation's ("Bank First") capital ratios. Forward-looking statements represent management's beliefs, based upon information available at the time the statements are made, with regard to the matters addressed; they are not guarantees of future performance. Forward-looking statements are subject to numerous assumptions, risks and uncertainties that change over time and could cause actual results or financial condition to differ materially from those expressed in or implied by such statements.

Factors that could cause or contribute to such differences include, but are not limited to (1) the risk that the cost savings and any revenue synergies from the merger may not be realized or take longer than anticipated to be realized, (2) disruption from the merger with customers, suppliers, employee or other business partners relationships, (3) the occurrence of any event, change or other circumstances that could give rise to the termination of the merger agreement, (4) the risk of successful integration of Denmark Bancshares, Inc.'s ("Denmark") business into Bank First, (5) the failure to obtain the necessary approval by the shareholders of Denmark or Bank First, (6) the amount of the costs, fees, expenses and charges related to the merger, (7) the ability by Bank First to obtain required governmental approvals of the merger, (8) reputational risk and the reaction of each of the companies' customers, suppliers, employees or other business partners to the merger, (9) the failure of the closing conditions in the merger agreement to be satisfied, or any unexpected delay in closing of the merger, (10) the risk that the integration of Denmark's operations into the operations of Bank First will be materially delayed or will be more costly or difficult than expected, (11) the possibility that the merger may be more expensive to complete than anticipated, including as a result of unexpected factors or events, (12) the dilution caused by Bank First's issuance of additional shares of its common stock in the merger transaction, and (13) general competitive, economic, political and market conditions. Other relevant risk factors may be detailed from time to time in Bank First's press releases and filings with the Securities and Exchange Commission (the "SEC"). Consequently, no forward-looking statement can be guaranteed. Neither Bank First nor Denmark undertakes any obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise. For any forward-looking statements made in this presentation or any related documents, Bank First and Denmark claim protection of the safe harbor for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995.

Additional Information about the merger and Where to Find It

This presentation does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval with respect to the proposed transaction. No offer of securities shall be made except by means of a prospectus meeting the requirements of the Securities Act of 1933, as amended, and no offer to sell or solicitation of an offer to buy shall be made in any jurisdiction in which such offer or solicitation would be unlawful.

In connection with the proposed merger, Bank First will file with the SEC a registration statement on Form S-4 that will include a joint proxy statement of Denmark and Bank First and a prospectus of Bank First, as well as other relevant documents concerning the proposed transaction. WE URGE INVESTORS AND SECURITY HOLDERS TO READ THE REGISTRATION STATEMENT ON FORM S-4, THE JOINT PROXY STATEMENT/PROSPECTUS INCLUDED WITHIN THE REGISTRATION STATEMENT ON FORM S-4 AND ANY OTHER RELEVANT DOCUMENTS TO BE FILED WITH THE SEC IN CONNECTION WITH THE PROPOSED MERGER BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT BANK FIRST, DENMARK AND THE PROPOSED MERGER. The joint proxy statement/prospectus will be sent to the shareholders of Denmark and Bank First seeking the required shareholder approval. Investors and security holders will be able to obtain free copies of the registration statement on Form S-4 and the related joint proxy statement/prospectus, when filed, as well as other documents filed with the SEC by Bank First through the web site maintained by the SEC at www.sec.gov. Documents filed with the SEC by Bank First will also be available free of charge by directing a written request to Bank First Corporation, P.O. Box 10, Manitowoc, Wisconsin 54221-0010, Attn: Kelly Dvorak. Bank First's telephone number is (920) 652-3100.

Participants in the Transaction

Bank First, Denmark and certain of their respective directors and executive officers may be deemed to be participants in the solicitation of proxies from the shareholders of Denmark and Bank First in connection with the proposed transaction. Certain information regarding the interests of these participants and a description of their direct and indirect interests, by security holdings or otherwise, will be included in the joint proxy statement/prospectus regarding the proposed transaction when it becomes available. Additional information about Bank First and its directors and officers may be found on Bank First's Investor Relations page at www.BankFirstWI.bank.

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BankFirst

Building the Premier Wisconsin Franchise 3 Bank First Corporation Denmark Bancshares, Inc. Additional Scale Creates a top 10 Wisconsin deposit market share bank and fourth largest bank headquartered in Wisconsin 1 Shared Culture Partners two highly compatible franchises with shared ethical values, credit culture and commitment to the people we serve Diversification Denmark’s loan portfolio will make up ~18% of the pro forma loan portfolio 2 Top Tier Performance Delivering ~17% 2023E ROATCE, along with significant EPS accretion 1) Based on 6/30/2021 FDIC deposit market figures and 9/30/2021 financial figures 2) Based on 9/30/2021 figures Source: S&P Global Market Intelligence

Key Transaction Terms 4 Merger Structure Pro Forma Ownership 1 Valuation Multiples 2 Key Assumptions Expected Closing • Total Merger Consideration of ~$119M or $37.86 per share 2 • 20% Cash Election limit • Stock Consideration Exchange Ratio of 0.5276x • 175% of Tangible Book Value • 18.3x LTM Earnings; 9.9x 2022E Earnings + After - tax Cost Savings • 8.9% premium on core deposits • Pay - to - Trade of 81.5% • Cost savings of 50.0% of the Denmark’s expense base • $10.7 million in estimated pretax deal expenses • Loan credit mark of 1.25% gross loans • Early Third Quarter 2022 • ~85% BFC / 15% DBI 1) Assumes 80% Stock / 20% Cash consideration mix 2) Valuation Multiples are based on Denmark's year ended 12/31/2021 figures and BFC share price as of 1/14/2022

Financial Impact 1 5 EPS Accretion TBV Value Impact Internal Rate of Return Pro Forma Capital • 2022E estimated accretion of 4.9% • 2023E estimated accretion of 7.7% • 20%+ IRR, above internal targets • 9.2% Tangible common equity / Tangible assets estimated at closing • 10.1% Leverage ratio estimated at closing • Immediate TBV dilution of 3.3% • 2.5 year earnback period using the cross over method 1) Assumes 80% Stock / 20% Cash consideration mix

Denmark Financial Overview

Denmark State Bank

($ in thousands)

Loan and Deposit Composition

Loan Portfolio



17.9%
1.9%
24.5%
33.1%
4.7%
6.1%
12.0%
C&D (4.7%)
1-4 Fam (12.0%)
Multifam (6.1%)
Comm RE (33.1%)
C&I (17.9%)
Consumer (1.9%)
Other Loans (24.5%)

Deposit Portfolio



38.9%
2.2%
15.9%
43.0%
Transaction (38.9%)
MMDA & Savings (43.0%)
Retail CDs (15.9%)
Jumbo CDs (2.2%)

Non interest bearing deposits: 25.2%

	FY 2018	FY 2019	FY 2020	FY 2020	YTD 9/30/2021
Balance Sheet					
Total Assets	$493,628	$539,656	$646,420	$646,420	$661,100
Net Loans	$408,647	$422,261	$478,414	$478,414	$472,639
Deposits	$422,388	$461,190	$572,048	$572,048	$596,968
Loans/Deposits	96.8%	91.6%	83.6%	83.6%	79.2%
Capital					
Total Equity	$50,249	$53,863	$56,440	$56,440	$60,149
Tangible Common Equity	$50,249	$53,863	$56,440	$56,440	$60,149
Equity/Assets	10.2%	9.98%	8.73%	8.73%	9.10%
Tangible Equity/Tangible Assets	10.2%	9.98%	8.73%	8.73%	9.10%
Leverage Ratio	10.4%	10.2%	8.68%	8.68%	9.02%
Tier 1 Capital Risk-Based Capital	12.5%	12.5%	12.2%	12.2%	12.6%
Total Risk-Based Capital	13.8%	13.8%	13.5%	13.5%	13.9%
Profitability Measures					
Net Interest Margin	3.91%	3.72%	3.13%	3.13%	3.28%
Non Interest Income/Avg Assets	0.43%	0.49%	0.71%	0.71%	0.74%
Non Interest Expense/Avg Assets	2.91%	2.89%	2.71%	2.71%	2.48%
Efficiency Ratio	69.6%	71.3%	73.6%	73.6%	65.0%
ROAA	0.89%	0.98%	0.64%	0.64%	1.01%
ROAE	8.53%	9.44%	6.87%	6.87%	11.4%
Asset Quality					
Nonperforming Assets/Assets	0.19%	0.12%	0.12%	0.12%	0.42%
NCOs/Avg Loans	(0.04%)	(0.03%)	(0.01%)	(0.01%)	(0.01%)
Reserves/Loans	1.56%	1.54%	1.60%	1.60%	1.63%

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Note: Financial data as of 9/30/2021
Source: S&P Global Market Intelligence

BankFirst

Denmark Deposit Markets

Green Bay, WI				
Rank	Institution (HQ State)	Branch Count	Market Deposits ($000)	Market Share (%)
1	Associated Banc-Corp (WI)	16	4,052,004	37.2
2	Nicolet Bankshares Inc. (WI)	11	1,936,687	17.8
3	Bank of Montreal	8	1,261,269	11.6
	Pro Forma Company	6	667,498	6.14
4	Wells Fargo & Co. (CA)	4	605,281	5.56
5	JPMorgan Chase & Co. (NY)	5	499,440	4.59
6	Denmark Bancshares Inc. (WI)	4	460,122	4.23
7	Johnson Financial Group Inc. (WI)	2	388,048	3.57
8	Luxemburg Bancshares Inc. (WI)	7	385,325	3.54
9	U.S. Bancorp (MN)	3	296,018	2.72
10	Bank First Corporation (WI)	2	207,376	1.91
	Remaining Institutions	16	788,436	7.25
	Total For Institutions In Market	84	10,880,006	

Manitowoc, WI				
Rank	Institution (HQ State)	Branch Count	Market Deposits ($000)	Market Share (%)
	Pro Forma Company	9	837,200	39.6
1	Bank First Corporation (WI)	7	734,214	34.7
2	Nicolet Bankshares Inc. (WI)	2	645,611	30.5
3	Associated Banc-Corp (WI)	3	240,571	11.4
4	U.S. Bancorp (MN)	2	139,955	6.62
5	Denmark Bancshares Inc. (WI)	2	102,986	4.87
6	Wiscub Inc. (WI)	1	91,021	4.30
7	Wells Fargo & Co. (CA)	1	58,903	2.78
8	Community Capital Bancorp (WI)	2	58,828	2.78
9	Bank of Montreal	1	43,439	2.05
	Total For Institutions In Market	21	2,115,528	

Shawano, WI				
Rank	Institution (HQ State)	Branch Count	Market Deposits ($000)	Market Share (%)
1	Associated Banc-Corp (WI)	2	167,110	24.8
2	Bay Bancorp. Inc. (WI)	1	95,541	14.2
3	Bank of Montreal	1	95,506	14.2
4	M.S.B. Bancorp. Inc. (WI)	2	86,680	12.8
5	Bonduel Bancorp Inc. (WI)	1	65,440	9.70
6	Banner Bancorp Ltd. (WI)	2	62,875	9.32
7	Abby Bancorp Inc. (WI)	2	35,252	5.22
8	Denmark Bancshares Inc. (WI)	1	26,446	3.92
9	Tigerton Bancorp. Inc. (WI)	2	24,563	3.64
10	First State Bancshares Inc. (WI)	0	15,433	2.29
	Total For Institutions In Market	14	674,846	

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Note: Deposit data as of 6/30/2021
Source: S&P Global Market Intelligence

BankFirst

Pro Forma Loan Portfolio

Bank First, N.A.



20.9%
14.6%
4.79%
0.69%
3.27%
5.28%
13.7%
10.7%
26.0%

Denmark State Bank



7.20%
3.05%
4.72%
12.0%
16.1%
6.05%
12.7%
17.9%
20.4%

Pro Forma Bank



1.84%
3.23%
5.18%
6.77%
15.1%
23.5%
9.91%
20.8%
13.5%

Loans ($000s)	Bank First, N.A.	%	Denmark State Bank	%	Pro Forma Bank	%
Construction & Land	$ 116,759	5.28%	$ 22,331	4.72%	$ 139,090	5.18%
Farm	105,963	4.79%	75,862	16.1%	181,825	6.77%
1-4 Family	575,471	26.0%	56,585	12.0%	632,056	23.5%
Multifamily	237,407	10.7%	28,574	6.05%	265,981	9.91%
CRE - Income Producing	303,274	13.7%	60,161	12.7%	363,435	13.5%
CRE - Owner-Occupied	463,121	20.9%	96,248	20.4%	559,369	20.8%
C&I	321,897	14.6%	84,431	17.9%	406,328	15.1%
Agricultural Production	15,321	0.69%	34,023	7.20%	49,344	1.84%
Consumer & Other	72,298	3.27%	14,424	3.05%	86,722	3.23%
Total	$ 2,211,511	100.0%	$ 472,639	100.0%	$ 2,684,150	100.0%

	Bank First, N.A.	Denmark State Bank	Pro Forma Bank
C&I + CRE - Owner-Occupied Loans:	35.5%	38.2%	36.0%
Total Commercial Loans:	49.2%	51.0%	49.5%
MRQ Yield on Loans:	4.19%	4.66%	4.27%
Commercial RE / Total Capital	231.8%	169.1%	217.6%
Construction & Land / Total Capital	40.6%	34.0%	39.4%

Note: Financial data as of 9/30/2021
Source: S&P Global Market Intelligence

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BankFirst

Pro Forma Deposit Composition 9 Deposits ($000s) Deposits ($000s) Deposits ($000s) Transaction Accounts 1,008,974$ 40.8% Transaction Accounts 232,220$ 38.9% Transaction Accounts 1,241,194$ 40.4% MMDA & Savings 1,201,663 48.5% MMDA & Savings 256,445 43.0% MMDA & Savings 1,458,108 47.5% Retail CDs 223,929 9.05% Retail CDs 94,906 15.9% Retail CDs 318,835 10.4% Jumbo CDs 41,108 1.66% Jumbo CDs 13,396 2.24% Jumbo CDs 54,504 1.77% Total 2,475,674$ 100.0% Total 596,967$ 100.0% Total 3,072,641$ 100.0% 32.1% 25.2% 30.8% 67.9% 74.8% 69.2% 0.42% 0.43% 0.42% 0.29% 0.32% 0.29%MRQ Cost of Deposits: MRQ Cost of Deposits: MRQ Cost of Deposits: Total Interest-bearing Deposits: Total Interest-bearing Deposits: Total Interest-bearing Deposits: MRQ Cost of Int-bearing Deposits: MRQ Cost of Int-bearing Deposits: MRQ Cost of Int-bearing Deposits: Bank First, N.A. Denmark State Bank Pro Forma Bank Total Noninterest-bearing Deposits: Total Noninterest-bearing Deposits: Total Noninterest-bearing Deposits: 40.8% 48.5% 9.05% 1.66% 38.9% 43.0% 15.9% 2.24% 40.4% 47.5% 10.4% 1.77% Note: Financial data as of 9/30/2021 Source: S&P Global Market Intelligence